PRESS
RELEASE

Syntroleum Announces Proposed Public Offering of Common Stock and Warrants

For Immediate Release

Wednesday June 29, 2011
Contact:	Amanda Burns Syntroleum Corporation (918) 764-3480 www.syntroleum.com

TULSA, OK —

Syntroleum Corporation (NASDAQ: SYNM) today announced that it intends to offer and sell shares of its common stock and warrants to purchase shares of its common stock in an underwritten public offering. All of the securities in the offering are to be sold by Syntroleum. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

JMP Securities LLC is acting as book-running manger and underwriter for the proposed offering. Syntroleum intends to grant the underwriter a 30-day option to purchase additional shares and warrants to cover over allotments, if any.

A shelf registration statement relating to the shares and warrants was filed with the Securities and Exchange Commission (SEC) and is effective. A preliminary prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Syntroleum

Syntroleum Corporation owns the Syntroleum® Process for Fischer-Tropsch (FT) conversion of synthesis gas derived from biomass, coal, natural gas and other carbon-based feedstocks into liquid hydrocarbons, the Synfining® Process for upgrading FT liquid hydrocarbons into middle distillate products such as synthetic diesel and jet fuels, and the Bio-Synfining™ technology for converting animal fat and vegetable oil feedstocks into middle distillate products such as renewable diesel and jet fuel using inedible fats and greases as feedstock. The 50/50 venture – known as Dynamic Fuels – was formed to construct and operate multiple renewable synthetic fuels facilities, with production on the first site beginning in 2010. The Company plans to use its portfolio of technologies to develop and participate in synthetic and renewable fuel projects. For additional information, visit the Company’s web site at www.syntroleum.com

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical facts. These forward-looking statements may include statements relating to the Syntroleum® Process, the Synfining® Process, our renewable fuels Bio-Synfining ™technology, plans to use the Company’s various technologies, operational activities of the Company, commercialization of the Company’s technologies, certification of Fischer-Tropsch and renewable fuels, performance and use of Syntroleum’s cobalt catalyst, and performance and use of fuels derived from the Syntroleum® Process and technology test results. When used in this document, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these kinds of statements involve risks and uncertainties. Actual results may not be consistent with these forward-looking statements. Syntroleum undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Important factors that could cause actual results to differ from these forward-looking statements include the potential that debt or equity financing for anticipated plants may not be available, the schedule for development, construction and operation of proposed plants may not be met, anticipated appropriation and expenditure of federal monies does not occur, commercial-scale plants do not achieve the same results as those demonstrated on a laboratory or pilot basis or that such plants experience technological and mechanical problems, the potential that improvements to Syntroleum’s various technologies currently under development may not be successful, the impact on plant economics of operating conditions (including energy prices), construction risks, risks associated with investments and operations in foreign countries, our dependence on strategic relationships with manufacturing and engineering companies, volatility of energy prices, the ability to implement corporate strategies, including the continued availability of adequate working capital, competition, intellectual property risks, our ability to obtain financing and other risks described in the Company’s filings with the Securities and Exchange Commission.

® “Syntroleum” is registered as a trademark and service mark in the U.S. Patent and Trademark Office.